UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

COEUR D’ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	82-0109423
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 Coeur d’Alene Mines Bldg., 505 Front Avenue
Coeur d’Alene, Idaho	83814
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

        On August 1, 2006, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the Registrant’s press release is attached as Exhibit 99 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99 Press Release issued by the Registrant on August 1, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D’ALENE MINES CORPORATION
(Registrant)
Dated: August 1, 2006	By: /s/ James A. Sabala
James A. Sabala
Executive Vice President and Chief Financial Officer

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